                                                                   EXHIBIT 99.2


DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER:  01-10959 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached August Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



 /s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER:  01-10959 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to August Monthly Operating Report

               Summary Of Bank, Investment & Petty Cash Accounts    Attachment 1
                        Great Ocean Cruise Line, L.L.C.
Summary                     Case No: 01-10959 (JCA)                    UNAUDITED
Great Ocean Cruise         For Month Of August, 2002
 Line, LLC

                                              Balances
                                  ---------------------------------   Receipts &                 Bank
                                     Opening          Closing         Disbursements              Statements       Account
Account                           As Of 8/01/02    As Of 8/31/02      Included                   Included         Reconciled
-------                           -------------    -------------      --------                   --------         ----------
Mississippi Queen Steamer         15,105.72        15,105.7           yes                        No - Not         Yes
Hibernia                                                                                         Concentration
Account # - 812-502-719                                                                          Account

Mississippi Queen                      0.00             0.0           No - No                    Not A Bank       No - No
Petty Cash                                                            Activity                   Account          Activity

                                   Receipts & Disbursements         Attachment 2
                                Great Ocean Cruise Line, L.L.C.
R&D - Hibernia - MQ Steamer         Case No: 01-10959 (JCA)            UNAUDITED
                                            Hibernia
                                            --------
                               Mississippi Queen Steamer Account
                                    Account # - 812-502-719
                                   1 August 02 - 31 August 02

Opening Balance - 1 August 02
                                15,105.72


Receipts





                                ---------
                                     0.00             Total Receipts


Disbursements





                                ---------
                                     0.00             Total Disbursements



Closing Balance - 31 August 02
                                15,105.72

                Concentration & Investment Account Statements       Attachment 3
                       Great Ocean Cruise Line, L.L.C.
Summary                   Case No: 01-10959 (JCA)
Great Ocean Cruise       For Month Of August, 2002
 Line, LLC
Attach 3



              No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 17-SEP-02 15:52:45
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: AUG-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                                          PTD-Actual
                                                          31-Aug-02
                                                          ----------
Revenue
Gross Revenue                                                   0.00
Allowances                                                      0.00
                                                          ----------
Net Revenue                                                     0.00

Operating Expenses
Air                                                             0.00
Hotel                                                           0.00
Commissions                                                     0.00
Onboard Expenses                                          (33,928.80)
Passenger Expenses                                          1,058.18
Vessel Expenses                                                 0.00
Layup/Drydock Expense                                      46,184.14
Vessel Insurance                                            3,156.41
                                                          ----------
Total Operating Expenses                                   16,469.93

                                                          ----------
Gross Profit                                              (16,469.93)

SG&A Expenses
Sales & Marketing                                               0.00
Start-Up Costs                                                  0.00
                                                          ----------
Total SG&A Expenses                                             0.00

                                                          ----------
EBITDA                                                    (16,469.93)

Depreciation                                                    0.00

                                                          ----------
Operating Income                                          (16,469.93)

Other Expense/(Income)
Interest Income                                                 0.00
Equity in Earnings for Sub                                      0.00
Reorganization expenses                                         0.00
Other expense                                                  28.60
                                                          ----------
Total Other Expense/(Income)                                   28.60

                                                          ----------
Net Pretax Income/(Loss)                                  (16,498.53)

Income Tax Expense                                              0.00

                                                          ----------
Net Income/(Loss)                                         (16,498.53)
                                                          ==========

AMCV US SET OF BOOKS                                   Date: 17-SEP-02 16:34:50
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: AUG-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                               YTD-Actual          YTD-Actual
                                                31-Aug-02           22-Oct-02
                                              -------------      --------------
ASSETS

Cash and Equivalent                               11,331.72           91,427.94

Restricted Cash                                        0.00                0.00

Accounts Receivable                                    0.00           61,448.42

Inventories                                            0.00          387,173.50

Prepaid Expenses                                       0.00            9,438.70

Other Current Assets                                   0.00          (14,555.00)

                                              -------------      --------------
Total Current Assets                              11,331.72          534,933.56


Fixed Assets                                           0.00       32,530,486.54

Accumulated Depreciation                               0.00      (22,994,750.57)

                                              -------------      --------------
Net Fixed Assets                                       0.00        9,535,735.97


Net Goodwill                                           0.00                0.00

Intercompany Due To/From                      21,723,064.33       19,836,574.32

Net Deferred Financing Fees                            0.00                0.00

Net Investment in Subsidiaries                         0.00                0.00

                                              -------------      --------------
Total Other Assets                            21,723,064.33       19,836,574.32

                                              -------------      --------------
Total Assets                                  21,734,396.05       29,907,243.85
                                              =============      ==============

AMCV US SET OF BOOKS                                   Date: 17-SEP-02 16:34:50
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: AUG-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                                YTD-Actual         YTD-Actual
                                                31-Aug-02          22-Oct-02
                                              -------------      -------------
LIABILITIES

Accounts Payable                                   1,826.90           9,423.11

Accrued Liabilities                                    0.00         935,232.90

Deposits                                               0.00               0.00

                                              -------------      -------------
Total Current Liabilities                          1,826.90         944,656.01


Long Term Debt                                         0.00               0.00

Other Long Term Liabilities                            0.00               0.00

                                              -------------      -------------
Total Liabilities                                  1,826.90         944,656.01


Liabilities Subject to Compromise              2,667,587.11       2,827,647.41


OWNER'S EQUITY

Common Stock                                           0.00               0.00

Add'l Paid In Capital                          4,571,000.00       4,571,000.00

Current Net Income (Loss)                     (6,712,160.68)       (984,131.23)

Retained Earnings                             21,206,142.72      22,548,071.66

                                              -------------      -------------
Total Owner's Equity                          19,064,982.04      26,134,940.43

                                              -------------      -------------
Total Liabilities & Equity                    21,734,396.05      29,907,243.85
                                              =============      =============

Great Ocean Cruise Line, LLC               ATTACHMENT 6            0-10959 (JCA)
                              Summary List of Due To/Due From Accounts
                                 For the Month Ended august 31, 2002

                                                                     BEGINNING                                    ENDING
Affiliate Name                                       CASE NUMBER      BALANCE         DEBITS      CREDITS        BALANCE
--------------                                       -----------   -------------     --------    ---------    --------------
American Classic Voyages Co.                          01-10954     29,578,514.46     5,019.48     3,961.84     29,579,572.10
AMCV Cruise Operations, Inc.                          01-10967    (22,080,287.63)          --     2,449.63    (22,082,737.26)
The Delta Queen Steamboat Co.                         01-10970     17,667,595.20     1,331.09    22,434.20     17,646,492.09
DQSB II, Inc.                                         01-10974           (877.52)          --           --           (877.52)
Great AQ Steamboat, L.L.C.                            01-10960         14,507.47           --           --         14,507.47
Great Pacific NW Cruise Line, L.L.C.                  01-10977         10,219.55           --           --         10,219.55
Great River Cruise Line, L.L.C.                       01-10963       (503,950.75)          --           --       (503,950.75)
Cruise America Travel, Incorporated                   01-10966     (2,953,907.27)          --           --     (2,953,907.27)
Delta Queen Coastal Voyages, L.L.C.                   01-10964         85,950.95           --           --         85,950.95
Cape Cod Light, L.L.C.                                01-10962          4,980.00           --           --          4,980.00
Cape May Light, L.L.C.                                01-10961          1,844.01           --           --          1,844.01
Project America, Inc.                                 N/A              (4,475.20)          --           --         (4,475.20)
Great Hawaiian Cruise Line, Inc.                      01-10975        (37,394.43)          --           --        (37,394.43)
Great Hawaiian Properties Corporation                 01-10971        (34,964.32)          --           --        (34,964.32)
Great Independence Ship Co.                           01-10969         (2,195.09)          --           --         (2,195.09)
                                                                   --------------    --------    ---------     -------------
                                                                   21,745,559.43     6,350.57    28,845.67     21,723,064.33
                                                                   =============     ========    =========     =============

                        Great Ocean Cruise Line, L.L.C.
                                 01-10959 (JCA)




                           Accounts Receivable Aging
                             As of August 31, 2002







                                  Attachment 7


                                 Not Applicable

                               MISSISSIPPI QUEEN
                               AP-STEAMER CHECKS

                              21-000-221300-00000

                                   AUGUST-02

OUTSTANDING CHECKS:
             17103 Garrett TV & Appliances               498.75
             17104 Marvin Ross                           957.96
             17165 Jim Coulson-MCI                        50.69
             17183 S. Baham-Spiegel                       20.00
             17190 C. Sisson-J. Sisson                   199.50
             17248 A. Sisson-J. Sisson                   100.00

                                                       --------
             Total per G/L:                            1,826.90
                                                       ========



                            ATTACHMENT # 8

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER:  01-10959 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                 ATTACHMENT 9
                   NOTES TO AUGUST MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.